Exhibit 10.1
PRIVILEGED AND CONFIDENTIAL
FOR SETTLEMENT PURPOSES ONLY
SUBJECT TO FEDERAL RULES OF EVIDENCE §408
AND OTHER APPLICABLE CONFIDENTIALITY RULES
EXECUTION COPY
Dated as of June 30, 2009
TLC Vision (USA) Corporation
16305 Swingley Ridge Road, Suite 300
Chesterfield, MO 63017
Attention: Michael Gries
Re:	Limited Waiver and Amendment No. 4 to Credit Agreement
Ladies and Gentlemen:
     We refer to the Amended and Restated Credit Agreement, dated as of June 21, 2007, as amended by Amendment No. 1 dated as of February 28, 2008, Limited Waiver and Amendment No. 2 dated as of March 31, 2009, Amendment to Limited Waiver and Amendment No. 2 to Credit Agreement, dated as of April 30, 2009, Consent and Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement, dated as of June 1, 2009, and Limited Waiver, Consent, and Amendment No. 3 to Credit Agreement, dated as of June 5, 2009 (collectively, the “Credit Agreement”), among TLC Vision (USA) Corporation, a Delaware corporation (the “Borrower”), TLC Vision Corporation, a New Brunswick corporation (“Parent”), as Guarantor, the Additional Guarantors, the Lenders, the Issuing Bank, CIT Capital Securities, LLC, as Sole Lead Arranger and Sole Bookrunner, and CIT Healthcare LLC (“CIT”) Collateral Agent and Administrative Agent. The Credit Agreement, as amended by this Limited Waiver and Amendment No. 4 to Credit Agreement (this “Amendment No. 4”) is referred to herein as the “Amended Credit Agreement”. Capitalized terms used but not defined in this Amendment No. 4 have the same meanings herein as in the Amended Credit Agreement.
     The Loan Parties have requested that (a) the Required Lenders grant a limited waiver with respect to any and all Specified Defaults (as defined below), (b) either (i) all of the Lenders agree to an extension for payment of the Specified Amounts (as defined below) or (ii) the Required Lenders agree to forbear from exercising their rights and remedies under the Loan Documents with respect to the Payment Defaults (as defined below), and (c) the Required Lenders amend certain terms of the Credit Agreement. Accordingly, the Loan Parties hereby agree with the undersigned Lenders as follows:
     SECTION 1. Limited Waiver of Specified Defaults.
     (a) The undersigned Lenders hereby waive solely during the Waiver Period (as hereinafter defined) any and all Specified Defaults.
     (b) Upon the termination of the Waiver Period, (i) the Specified Defaults shall be Defaults and Events of Default for all purposes of the Credit Agreement and the other Loan Documents and (ii) the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders shall be entitled to exercise and to enforce any and all rights and remedies available to them under the Loan Documents or otherwise against the Loan Parties or in relation to the Collateral as a result of the occurrence of any Specified Default and any Default or Event of Default other than the Specified Defaults.
     (c) Notwithstanding the limited waiver contained in clause (a) above:
     (i) the defined term Eligible Assignee and Sections 2.06(b)(ii), 2.06(b)(v), 2.15, 5.02 (g)(ii)(B) and 5.02(g)(ii)(D) of the Credit Agreement shall be read and shall apply and be operative as if the foregoing limited waiver had not been granted and the Specified Defaults were continuing; and
     (ii) the Borrower shall have no right to (A) elect to cause an assignment by a Lender Party pursuant to Section 2.10(d) of the Credit Agreement, and (B) request or receive any additional Advance or the issuance of any additional Letter of Credit or Letter of Credit Participation Agreements, pursuant to Article II of the Credit Agreement, or otherwise.
     (d) As used in this Amendment No. 4:
     (i) “Payment Defaults” means the Defaults and Events of Default arising from failure to pay any Specified Amount on or prior to the date on which such Specified Amount is due and payable as set forth on Schedule 1 hereto;
     (ii) “Specified Amounts” has the meaning set forth in Section 2 hereof;
     (iii) “Specified Defaults” has the meaning set forth in Section 5 hereof; and
     (iv) “Waiver Period” means the period commencing on the Amendment No. 4 Effective Date and ending on the earlier to occur of (A) September 9, 2009, or (B) the occurrence of any Default or Event of Default (other than a Specified Default or a Payment Default).
     SECTION 2. Consent to Deferral of Specified Amounts Payment
     (a) Subject to Section 7(b) hereof, each of the Lenders hereby agrees to extend each date on which payment of each amount set forth on Schedule 1 hereto (each a “Specified Amount” and collectively, the “Specified Amounts”) is due and payable under the Loan Documents to the day immediately following the last day of the Waiver Period.
     SECTION 3. Forbearance
     (a) In the event that Section 2 hereof does not become effective because the conditions precedent specified in Section 7(b) hereof are not satisfied, then the undersigned Required Lenders agree that from and after the Amendment No. 4 Effective Date until the last day of the Waiver Period, they shall forbear from exercising their rights and remedies under the Credit Agreement, the other Loan Documents and applicable law with respect to the Payment Defaults.

     (b) Upon termination of the Waiver Period, the agreements of the undersigned Required Lenders to forbear from exercising their rights and remedies in respect of the Payment Defaults set forth herein shall automatically terminate, without the requirement of any notice to any Loan Party, and the undersigned Required Lenders shall be free in their sole and absolute discretion to proceed to enforce any or all of their rights and remedies set forth in the Credit Agreement, the other Loan Documents and applicable law, including, without limitation, the right to demand the immediate repayment of the Advances and the right to immediate repayment of all other Obligations in full.
     (c) In furtherance of the foregoing and notwithstanding the occurrence of the Amendment No. 4 Effective Date, each of the Loan Parties agrees that, subject to the agreement of the undersigned Required Lenders to forbear from exercising certain of their rights and remedies as and to the extent expressly set forth in this Amendment No. 4, all rights and remedies of the Lenders under the Loan Documents or applicable law with respect to such Loan Party shall continue to be available to the Lenders from and after the Amendment No. 4 Effective Date.
     SECTION 4. Amendments to Credit Agreement. The Credit Agreement is hereby amended as set forth below.
     (a) Definitions. Section 1.01 of the Credit Agreement is amended by inserting the following new defined terms in the appropriate alphabetical sequence in such Section:
“Amendment No. 4 Effective Date” shall mean June 30, 2009.
“Amendment No. 4 to Credit Agreement” shall mean Limited Waiver and Amendment No. 4 to Credit Agreement, dated as of June 30, 2009, among the Loan Parties and the Lenders party thereto.
     (b) Negative Covenants. Section 5.02(e) of the Credit Agreement is amended as follows:
     (i) by replacing clause (iii) thereof with the following:
“(iii) equipment sales reflected on Schedule 5.02(e)(iii) hereof and consummated by no later than September 9, 2009;”
     (ii) by replacing the proviso at the end thereof with the following:
“provided, that:
(1) in the case of sales of assets pursuant to clause (iv) above, Parent shall, on the date of receipt by Parent or any of its Subsidiaries of the Net Cash Proceeds from such sale, prepay the Advances pursuant to, and in the amount and order of priority set forth in, Section 2.06(b); and

(2) notwithstanding the provisions of Section 2.06(b)(ii) hereof, in the case of sales of assets pursuant to clause (iii) above, Parent shall, on the date of receipt by Parent or any of its Subsidiaries of the Net Cash Proceeds from such sale use such Net Cash Proceeds, solely to make (A) payments due and payable to optometrists under co-management arrangements and fees owing to ophthalmologists, (B) payments due and payable to AMO USA, Inc., AMO Sales & Services, Inc., or any of their affiliates, in respect of trade payables, and (C) payroll and benefit payments due and payable in the ordinary course of business (but excluding payments in respect of severance obligations).”
     (c) Schedules. The Schedules to the Credit Agreement are amended by inserting a new Schedule 5.02(e)(iii), in the form of Annex A hereto, after Schedule 5.02(b).
     SECTION 5. Acknowledgments and Agreements of the Loan Parties. Each of the Loan Parties hereby irrevocably and unconditionally agrees, acknowledges and affirms to the Agents, the Issuing Bank and the Lenders that:
     (a) Specified Defaults and Payment Defaults. Set forth on Schedule 2 attached hereto is an accurate list of certain Defaults and/or Events of Default that have occurred and are continuing under the Loan Documents (such Defaults and/or Events of Default, the “Specified Defaults”) as of the date hereof. Immediately (i) prior to the effectiveness of this Amendment No. 4, the Agents, the Issuing Bank and the Lenders had available to them, and were entitled to exercise, and (ii) upon the expiration of the Waiver Period, the Agents, the Issuing Bank and the Lenders shall have available to them, and be entitled to exercise, in each case, all of the rights and remedies (including the right to enforce all of the security interests created pursuant to the Loan Documents and, at the direction of the Required Lenders, to terminate the Commitments and accelerate the Advances) accorded under the Credit Agreement and the other Loan Documents with respect to the Specified Defaults, and any other then continuing Default or Event of Default. From and after the date hereof, neither the Borrower nor any other Loan Party will assert any objection to, or take any position, or engage in any action, which is inconsistent with, the Loan Parties’ acknowledgments of the existence of the Specified Defaults set forth in this Section 5(a) as of the date hereof.
     (b) Continued Validity of Loan Documents. Except for the consent, waivers and forbearance set forth in Sections 1, 2, and 3 respectively, hereof, this Amendment No. 4 shall not, by implication or otherwise, limit, impair, constitute a consent, waiver of or otherwise affect any rights or remedies of the Agents, the Issuing Bank or the Lenders under any of the Loan Documents, nor alter, modify, amend or in any way affect any of the rights, remedies, obligations or any covenants of the Loan Parties contained in any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.
     (c) Reimbursement and Indemnification Obligations. Nothing contained herein shall be construed to diminish the expense reimbursement and indemnification obligations of the Loan Parties set forth in Section 9.04 of the Credit Agreement.
     (d) Canadian Counsel. The Borrower has an existing obligation to, and will, pay all reasonable fees and expenses of Canadian counsel engaged by Bingham McCutchen LLP, subject to the terms and conditions of the Fee Agreement, dated as of February 10, 2009 between Bingham McCutchen LLP and the Borrower.
     (e) Payment Obligations. The Borrower has an existing obligation to, and will, pay to the Lenders on the day immediately following the last day of the Waiver Period each of the Specified Amounts.
     (f) Default Interest. Notwithstanding the consent, waivers and amendments set forth in this Amendment No. 4, interest shall (i) accrue on the outstanding Obligations on and after the date hereof at the applicable default rates under Section 2.07(b) of the Amended Credit Agreement and (ii) be payable in accordance with the Amended Credit Agreement; provided that no such interest shall be payable until the day immediately following the last day of the Waiver Period.
     SECTION 6. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Agents, the Issuing Bank and the Lenders that:
     (a) Due Execution and Authorization; Legal, Valid and Binding Obligation. This Amendment No. 4 has been duly executed and delivered by each Loan Party. The execution and delivery by each Loan Party of this Amendment No. 4 is within such Loan Party’s powers and has been duly authorized by all necessary action on its part. This Amendment No. 4 and the Credit Agreement constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (b) No Violation; No Defaults; Consents and Approvals. The execution, delivery and performance by each Loan Party of this Amendment No. 4 and the Amended Credit Agreement are within such Loan Party’s corporate, limited liability company, limited liability partnership or limited partnership (as applicable) powers, have been duly authorized by all necessary corporate, limited liability company, limited liability partnership or limited partnership (as applicable) action, and do not (i) contravene such Loan Party’s charter, bylaws, limited liability company agreement, partnership agreement or other constituent documents, (ii) violate any law, rule regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

     (c) Representations. After giving effect to this Amendment No. 4, each of the representations and warranties made by any Loan Party contained in the Loan Documents is true and correct in all material respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.
     (d) Ratification of Obligations.
     (i) There are no understandings or agreements relating to the Obligations other than the Loan Documents.
     (ii) Neither the Lenders, any Agent, nor the Issuing Bank are in default under any of the Loan Documents or otherwise have breached any obligations to the Loan Parties.
     (iii) There are no offsets, counterclaims or defenses to the Obligations or to the rights, remedies or powers of the Administrative Agent, the Collateral Agent, the Issuing Bank, or any Lender in respect of any of the Obligations or any of the Loan Documents, and the Loan Parties agree not to interpose (and each does hereby waive and release) any such defense, set-off or counterclaim in any action brought by the Administrative Agent, the Collateral Agent, the Issuing Bank or any of the Lenders with respect thereto.
     (iv) As of the Amendment No. 4 Effective Date (a) the outstanding principal amount of all Term Advances equals $76,667,310.46, (b) the outstanding principal amount of all Revolving Credit Advances equals $23,400,000.00 and (c) the outstanding LC Exposure equals US $225,000 and CAD $1,000,000.
     (e) No Other Defaults. No Default or Event of Default exists on the date hereof other than the Specified Defaults and Payment Defaults.
     SECTION 7. Conditions to Effectiveness. (a) This Amendment No. 4 shall become effective if, and only if, on or before August [    ], 2009, each of the following conditions precedent shall have been satisfied:
     (i) Execution and Delivery of Documents. The Administrative Agent and counsel to the Required Lenders shall have received (A) duly executed counterparts of this Amendment No. 4 which, when taken together, bear the authorized signatures of each of the Borrower, the Parent and the Required Lenders, required for this Amendment No. 4 to become effective and (B) duly executed counterparts of the Consent, in the form of Annex A hereto, which when taken together, bear the authorized signatures of each of the Guarantors.
     (ii) Fees, Costs and Expenses. The Borrower shall have paid all invoiced unpaid fees and out-of-pocket expenses and disbursements of (A) Bingham McCutchen LLP, counsel to certain of the Lenders, pursuant to the fee agreement dated as of February 10, 2009, (B) Gordian Group LLC, the financial advisor engaged by Bingham McCutchen LLP for the benefit of the lenders represented by it, pursuant to the engagement letter, dated as of February 20,

2009, (C) Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent, and (D) Ropes and Gray LLP, counsel to the Administrative Agent and Collateral Agent, pursuant to Section 9.04 of the Credit Agreement.
     (iii) Proof of Corporate Action. The Administrative Agent and counsel to the Required Lenders shall have received from each of the Loan Parties copies, certified by a duly authorized officer of such Person to be true and complete on and as of the Amendment No. 4 Effective Date, of the records of all corporate action taken by such Person to authorize (A) such Person’s execution and delivery of this Amendment No. 4, and (B) such Person’s performance of all of its agreements and obligations under this Amendment No. 4 and the Amended Credit Agreement. Such certified copies shall be in form and substance reasonably satisfactory to the Required Lenders.
     (iv) Incumbency Certificate. The Administrative Agent and counsel to the Required Lenders shall have received incumbency certificates, dated the Amendment No. 4 Effective Date, signed respectively by a duly authorized officer of each of the Loan Parties, and giving the name and bearing a specimen signature of each individual who shall be authorized (A) to sign, in the name and on behalf of such Person, this Amendment No. 4, and (B) to give notices and to take other action on behalf of such Person under this Amendment No. 4 and the Loan Documents. Such certified copies or certificate shall be in form and substance reasonably satisfactory to the Required Lenders.
     (v) Closing Certificate. The Administrative Agent and counsel to the Required Lenders shall have received a certificate, dated the Amendment No. 4 Effective Date, signed by the Chief Financial Officer of the Borrower, to the effect that (A) each of the representations and warranties of the Loan Parties contained in Section 6 hereof are true and correct as of the Amendment No. 4 Effective Date, and (B) all conditions to the effectiveness of this Amendment No. 4 set forth in this Section 7, other than those which are subject to the discretion of the Agents or any Lender, have been satisfied in all respects.
     (vi) Successor Agent Agreement. Counsel to the Required Lenders shall have received written confirmation from CIT (A) of the satisfaction or waiver of all of the conditions to effectiveness of the successor agent agreement dated as of June 29, 2009 (the “Successor Agent Agreement”) among Wells Fargo Bank, National Association, CIT, Parent, the Additional Guarantors, and the Required Lenders, and (B) that the Successor Agent Agreement is effective; provided, however, that this Section 7(a)(vi) shall not be a condition precedent to the effectiveness of the amendment of Section 5.02(e) of the Credit Agreement set forth in Section 4(b) of this Amendment No. 4 and the amendment to Section 5.02(e) set forth therein shall be effectively immediately upon execution of this Amendment No. 4 by each of the Borrower, the Parent and the Required Lenders.
     (b) In the event that less than 100% of the Lenders execute and deliver this Amendment No. 4, then Section 2 of this Amendment No. 4 shall not be effective and shall not be binding on any of the Loan Parties, the Agents, the Issuing Bank and the Lenders.
     SECTION 8. Post-Closing Covenants.
     (a) Obligations. The Borrower shall pay in full all principal, interest, and any other Obligations (other than the Specified Amounts) due and payable during the Waiver Period.
     (b) Liquidity. The Loan Parties shall during the Waiver Period (i) at all times cause minimum Liquidity to be no less than $1,500,000, (ii) as of the last Business Day of any week, cause minimum Adjusted Liquidity to be no less than $1,500,000, and (iii) promptly notify the Agents and the Lender Parties if (A) Liquidity is less than $2,000,000 at any time or (B) Adjusted Liquidity is less than $2,000,000 as of the last Business Day of any week.
     (c) Meetings and Additional Information. The Loan Parties shall respond promptly to any reasonable requests for additional information from any member of the Steering Committee and its advisors.
     (d) Distributions to Parent. During the Waiver Period, the Borrower shall not declare and pay cash dividends to Parent in excess of an aggregate amount of $900,000 to permit Parent to pay (1) reasonable and customary corporate and operating expenses (including reasonable out-of-pocket expenses for legal, administrative and accounting services provided by third parties, and compensation, benefits and other amounts payable to officers and employees in connection with their employment in the ordinary course of business and to board of director observers) and (2) franchise fees or similar taxes and fees required to maintain its corporate existence.
     SECTION 9. Release. In consideration of the foregoing, each of the Loan Parties and its successors and assigns (collectively, the “Releasors”), as applicable, release and forever discharge the Agents, the Issuing Bank, and each Lender that executes this Amendment No. 4, and their respective affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively, together with the Agents, the Issuing Bank and each Lender, the “Bank Affiliates”), of and from any and all manner of action and actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity, relating to or arising out of any Loan Document, against any of the Bank Affiliates which any Releasor ever had or now has on the date hereof, upon or by reason of any manner, cause, causes or thing whatsoever, whether presently existing, suspected, known, unknown, contemplated or anticipated.
     SECTION 10. GOVERNING LAW. THIS AMENDMENT NO. 4 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 11. Miscellaneous. The failure of any Loan Party to timely perform any of its obligations under Section 8 hereof shall constitute an immediate and automatic Event of Default. In addition, (a) any payment to any of Mr. Brian L. Andrew, Mr Larry Hohl, or Mr Steven P. Rasche by any Loan Party or any of its Subsidiaries in respect of severance obligations and/or (b) any payment of any success, transaction, opinion, or similar fee to any financial adviser by any Loan Party or any of its Subsidiaries in connection with any sale of assets without the consent of the Required Lenders, shall constitute an immediate and automatic Event of Default. This Amendment No. 4 constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior understanding or agreement which may have existed with respect thereto. The waivers, consent and forbearance set forth in Sections 1, 2, and 3 of this Amendment No. 4 shall not apply to any other provision of the Credit Agreement, and shall be limited precisely as written, and shall only be effective during the Waiver Period. Except as expressly provided herein, this Amendment No. 4 shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any right or remedy of the Agents or the Lender Parties under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. To the extent there is any inconsistency between the terms and provisions of any Loan Document and the terms and provisions of this Amendment No. 4, the terms and provisions of this Amendment No. 4 shall govern. The headings used in this Amendment No. 4 are for convenience of reference only and shall not in any way be deemed to limit, define or describe the scope and intent of this Amendment No. 4 or any provision hereof. This Amendment No. 4 shall be binding upon and inure to the benefit of each of the Lenders, the Agents and the Issuing Bank and each of the Loan Parties, and to each of their respective successors and assigns. This Amendment No. 4 may not be modified or amended except by a written instrument executed by the party to be charged. Execution and delivery of this Amendment No. 4 by facsimile transmission shall constitute execution and delivery of this Amendment No. 4 for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof. This Amendment No. 4 may be executed in any number of counterparts by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Amendment No. 4 shall be effective as delivery of an original executed counterpart of this Amendment No. 4.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed by their duly authorized officers, all as of the date first above written.

Very truly yours, TLC VISION (USA) CORPORATION, as Borrower
By:	/s/ James B. Tiffany
	Name:	James B. Tiffany
	Title:	President and Chief Operating Officer

TLC VISION CORPORATION, as Parent and Guarantor
By:	/s/ James B. Tiffany
	Name:	James B. Tiffany
	Title:	President and Chief Operating Officer

[Signature Page to Limited Waiver]

AMERICAN EYE INSTRUMENTS, INC.
LASER EYE SURGERY, INC.
LASER VISION CENTERS, INC.
LVCI CALIFORNIA, LLC
By: Laser Vision Centers, Inc., its Member
SIGHTPATH MEDICAL INC.
OR PARTNERS, INC.
O.R. PROVIDERS, INC.
SOUTHEAST MEDICAL, INC.
SOUTHERN OPHTHALMICS, INC.
TLC CAPITAL CORPORATION
TLC FLORIDA EYE LASER CENTER, LLC
By: TLC THE LASER CENTER (INSTITUTE) INC., ITS MEMBER
TLC LASER EYE CENTERS (ATAC), LLC
TLC LASER EYE CENTERS (REFRACTIVE I) INC.
TLC MANAGEMENT SERVICES, INC.
TLC MIDWEST EYE LASER CENTER, INC.
TLC THE LASER CENTER (ANNAPOLIS) INC.
TLC THE LASER CENTER (BALTIMORE MANAGEMENT) LLC
TLC THE LASER CENTER (BALTIMORE) INC.
TLC THE LASER CENTER (BOCA RATON) LIMITED PARTNERSHIP
By: (NORTHEAST) INC., ITS GENERAL PARTNER
TLC THE LASER CENTER (CAROLINA) INC.
TLC THE LASER CENTER (CONNECTICUT) L.L.C.
By: TLC THE LASER CENTER (NORTHEAST) INC., ITS SOLE MEMBER
TLC THE LASER CENTER (INSTITUTE) INC.
TLC THE LASER CENTER (NORTHEAST) INC.
TLC VC, LLC
TLC VISION SOURCE, INC.
TLC WHITTEN LASER EYE ASSOCIATES, LLC
By: TLC THE LASER CENTER (NORTHEAST) INC., ITS MEMBER
TRUVISION,INC.
TRUVISION CONTACTS, INC.
TRUVISION PROVIDER ONLINE SERVICES, INC.
VALLEY LASER EYE CENTER, LLC
By: LASER VISION CENTERS, INC., ITS SOLE MEMBER

By:	/s/ James B. Tiffany
	Name:	James B. Tiffany
	Title:	President and Chief Operating Officer

[Signature Page to Limited Waiver]

TLC THE LASER CENTER (MONCTON) INC. RHEO CLINIC INC. VISION CORPORATION
By:	/s/ James B. Tiffany
	Name:	James B. Tiffany
	Title:	President and Chief Operating Officer

[Signature Page to Limited Waiver]

Annex A
CONSENT
Dated as of June 30, 2009
We, the undersigned, as Guarantors under the Guaranty and Grantors under the Security Agreements and the Intellectual Property Security Agreement (each as defined in the Credit Agreement) in favor of the Administrative Agent and, for its benefit and the benefit of the Lenders party to the Credit Agreement referred to in the foregoing Limited Waiver and Amendment No. 4 to Credit Agreement (“Amendment No. 4”), hereby consent to such Amendment No. 4 and hereby confirm and agree that notwithstanding the effectiveness of such Amendment No. 4, each of the Guaranty, the Security Agreements and the Intellectual Property Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment No. 4, each reference in the Guaranty, the Security Agreements and the Intellectual Property Security Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment No. 4.

GUARANTORS TLC VISION CORPORATION
By:	/s/ James B. Tiffany
	Name:	James B. Tiffany
	Title:	President and Chief Operating Officer

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

Brentwood CLO Ltd. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., its General Partner
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

Loan Funding IV LLC By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

Emerald Orchard Limited
By:	/s/ Arlene Arellano
	Name:	ARLENE ARELLANO
	Title:	AUTHORIZED SIGNATORY

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

Greenbriar CLO, Ltd. By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc. Its General Partner
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

HCSMF SCOTIA SWAP
By:	/s/ Arlene Arellano
	Name:	ARLENE ARELLANO
	Title:	AUTHORIZED SIGNATORY

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

Loan Star State Trust By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its Investment Advisor
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

Longhom Credit Funding, LLC By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc. Its General Partner
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

Red River CLO Ltd. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., Its General Partner
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

Rockwall CDO II Ltd. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc. Its General Partner
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

Southfork CLO, Ltd. By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., Its General Partner
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

Loan Funding VII LLC By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., Its General Partner
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

GALE FORCE 1 CLO. LTD. By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

GALE FORCE 3 CLO. LTD. By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

FM LEVERAGED CAPITAL FUND II By: GSO/Blackstone Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

MONUMENT PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

CIFC Funding 2007 — IV, Ltd.
By:	/s/ Steve Vaccaro
	Name:	Steve Vaccaro
	Title:	Co-Chief Investment Officer

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager for Spring Road CLO 2007-1, LTD., or an affiliate
By:	/s/ John F. Thacker
	Name:	JOHN F. THACKER
	Title:	CHIEF CREDIT OFFICER

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

Sargas CLO 1 LTD. By: Sargas Asset Management, LLC, its Portfolio Manager
By:	/s/ Mark S. Maglaya
	Name:	Mark S. Maglaya
	Title:	Assistant Secretary

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

Pangaea CLO 2007-1 LTD. By: Pangaea Asset Management, LLC, its Collateral Manager
By:	/s/ Mark S. Maglaya
	Name:	Mark S. Maglaya
	Title:	Assistant Secretary

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

National City Bank now a part of PNC
By:	/s/ Christopher B. Gribble
	Name:	Christopher B. Gribble
	Title:	Vice President

[Signature Page to Limited Waiver]

Agreed to and Accepted By:

ACA CLO 2007-1, LTD By: Its investment advisor Apidos Capital Management, LLC
By:	/s/ Vincent Fugah
	Name:	Vincent Fugah
	Title:	Managing Directors

[Signature Page to Limited Waiver]

Schedule 1
Specified Amounts

Type of Payment	Specified Amount	Due Date
1. Mandatory Prepayment from Net Cash Proceeds of a tax refund for the Fiscal Year ended December 31, 2008	$1,434,000.00	July 1, 2009
2. Commitment Fees	$465.17	June 30, 2009
3 Interest on the Term Advances and Revolving Credit Advances	$227,304.97	June 30, 2009
4 Amortization of the Term Advances	$212,500.00	June 30, 2009
5 Interest on the Term Advances	$275,383.36	July 1, 2009
Note: Because Events of Default were continuing on June 30, 2009, due to failure to make payments described in item 4 above and due to expiration of the waivers of Events of Default granted in Amendment No. 3 to Credit Agreement, Eurodollar Rate Advances with Interest Periods ending on or after June 30, 2009 automatically converted to Base Rate Advances at the end of such Interest Periods. As provided in Section 2.07(a) of the Credit Agreement, interest is due on Base Rate Advances quarterly in arrears on the last day of each March, June, September and December, and on the date any Base Rate Advance is converted or paid in full.

Schedule 2
Specified Defaults
1. Event of Default under Section 6.01(c) of the Credit Agreement because the Borrower failed to comply with the Total Leverage Ratio and Fixed Charge Coverage Ratio in Section 5.04 of the Credit Agreement for the Measurement Periods ended December 31, 2008 and March 31, 2009, and June 30, 2009.
2. Event of Default under the Credit Agreement because the Borrower received an audit opinion with respect to the Fiscal Year ended December 31, 2008 that contains a going concern qualification.
3. Default or Event of Default under Section 6.01(d) of the Credit Agreement because the Borrower failed to comply with Section 5.03(a) of the Credit Agreement by not giving notice of any of the Events of Default listed in paragraphs 1 and 2 above.
4. Default under Section 6.01(d) of the Credit Agreement because the Borrower failed to maintain its corporate ratings from Moody’s and S&P.
5. Default or Event of Default under Section 6.01(e) of the Credit Agreement because the Borrower failed to make payments due under any interest rate Hedge Agreement.
6. Default or Event of Default under Section 6.01(c) of the Credit Agreement because the Borrower failed to comply with Section 5.01(p) of the Credit Agreement by failing to maintain interest rate Hedge Agreements as set forth therein.

Annex A
Schedule 5.02(e)(iii)

Asset	Purchase Price	Seller

Items sold pursuant to Section 5.02(e)(iii)
Hansatome	$2,500	Laser Vision Centers, Inc.
Wavescan	$25,000	TLCVision (TLC EauClair)
VISX S4IR laser	$85,000	Laser Vision Centers, Inc.
Wavescan	N/A	Laser Vision Centers, Inc.
Subtotal	$112,500

Items to be sold pursuant to Section 5.02(e)(iii)
Zeiss Humphrey Automatic Refractor/Keratometer Model 599	$5,000	TLC Laser Eye Centers (Refractive l)Inc.
Hansatome	$3,000	Laser Vision Centers, Inc.
VISX S4IR	$80,000	Laser Vision Centers Inc.
VISX S4IR	$80,000	Laser Vision Centers Inc.
Wavescan	$25,000	Laser Vision Centers Inc.
Wavescan	$25,000	Laser Vision Centers Inc.
Subtotal	$218,000